UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant   ☒                             Filed by a Party other than the Registrant   ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

INDUSTRIAL INCOME TRUST INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

On October 6, 2015, in connection with the definitive proxy statement (the “Proxy Statement”) to solicit proxies to approve the previously announced merger among Industrial Income Trust Inc. (the “Company”), Western Logistics LLC and Western Logistics II LLC, the following e-mail was distributed to financial advisors with clients invested in the Company at the time of the mailing of the Proxy Statement.

SUBJECT: Industrial Income Trust Liquidity Event

Dear Financial Advisor,

I just wanted make sure you are completely clear and understand the expected timeline and operational aspects related to the liquidity event tied to the proposed merger between Industrial Income Trust (IIT) and Western Logistics II LLC, an affiliate of Global Logistic Properties Limited.

If you have any questions about the shareholder proxy, the upcoming shareholder meeting on October 21, 2015 or any operational questions regarding your client’s investment in IIT, please let me know.

I just want to make sure we’re on the same page as we get closer to the upcoming shareholder meeting. Please give me a call if I can be of further assistance.

Thank you again for your support of Dividend Capital.

[WHOLESALER NAME]

[WHOLESALER CONTACT INFORMATION]

For broker/dealer use only - not for public distribution. The IIT liquidity event is a taxable transaction for IIT’s stockholders and if an IIT stockholder invests all of his or her IIT liquidity proceeds, the stockholder will be required to use funds other than the IIT liquidity proceeds to pay any taxes due.

NOT A DEPOSIT l NOT FDIC INSURED l NOT GUARANTEED BY THE BANK l MAY LOSE VALUE l NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Dividend Capital Securities, LLC Distributor

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ADDITIONAL INFORMATION ABOUT THE  PROPOSED TRANSACTION AND WHERE TO FIND IT

In connection with the proposed transaction, IIT has filed with the Securities and Exchange Commission (the “SEC”) and has mailed or otherwise provided to its shareholders a proxy statement and other relevant materials, and will hold a special meeting of its shareholders to obtain the requisite shareholder approval. Before making any voting or investment decisions, IIT’s shareholders are urged to read the proxy statement in its entirety and any other relevant documents filed with the SEC because they will contain important information about the proposed merger. The proxy statement and other relevant materials containing information about the proposed transactions, and any other documents filed by IIT with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov and IIT’s website at www.industrialincome.com. In addition, shareholders may obtain free copies of the proxy statement and other documents filed by IIT with the SEC by directing a written request to the following address: Industrial Income Trust Inc., Attention: Eric Paul, 518 17th street, Denver, CO 80202.

IIT and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the shareholders of IIT in connection with the merger. Information about those executive officers and directors of IIT and their ownership of common stock is set forth in the proxy statement for IIT’s 2015 annual meeting of shareholders, which was filed with the SEC on April 17, 2015. Shareholders may obtain additional information regarding the direct and indirect interests of IIT and its executive officers and directors in the merger by reading the proxy statement regarding the merger.

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FORWARD-LOOKING STATEMENTS

This communication contains forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform of 1995. These forward-looking statements generally can be identified by use of statements that include words such as “intend,” “plan,” “may,” “should,” “could,” “will,” “project,” “estimate,” “anticipate,” “believe,” “expect,” “continue,” “potential,” “opportunity” and similar expressions. Such statements involve known and unknown risks, uncertainties, and other factors which may cause the actual results, performance, or achievements of IIT to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. Such factors may include, but are not limited to, the following: (i) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement; (ii) the failure of IIT to obtain the requisite vote of shareholders required to consummate the proposed merger or the failure to satisfy the other closing conditions to the merger or any of the other transactions contemplated by the merger agreement; (iii) risks related to disruption of management’s attention from IIT’s ongoing business operations due to the transaction; (iv) the effect of the announcement of the merger on the ability of IIT to retain key personnel, maintain relationships with its customers and suppliers, and maintain its operating results and business generally; (v) the ability of third parties to fulfill their obligations relating to the proposed transaction, including providing financing under current financial market conditions; (vi) the tax impact of the transactions contemplated with respect to the Liquidating Trust and resultant tax treatment relating to, arising or resulting from or incurred in connection with such transactions; (vii) the actual distributions to be received by shareholders from the Liquidating Entity, if any, the timing of such distributions and the market prices for the Excluded Properties at the time of any sales by the Liquidating Entity, including costs related thereto; (viii) the outcome of any legal proceedings that may be instituted against IIT and others related to the merger agreement; (ix) the ability of IIT to implement its operating strategy; (x) IIT’s ability to manage planned growth; (xi) changes in economic cycles; and (xii) competition within the real estate industry.

In addition, these forward-looking statements reflect IIT’s views as of the date on which such statements were made. IIT anticipates that subsequent events and developments may cause its views to change. These forward-looking statements should not be relied upon as representing IIT’s views as of any date subsequent to the date hereof. In light of the significant uncertainties inherent in the forward-looking statements included herein, the inclusion of such information should not be regarded as a representation by IIT or any other person that the results or conditions described in such statements or the objectives and plans of IIT will be achieved. Additional factors that could cause actual results to differ materially from these forward-looking statements are listed from time to time in IIT’s SEC reports, including, but not limited to, the “Risk Factors” section of IIT’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014, which was filed with the SEC on February 27, 2015 and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. IIT expressly disclaims a duty to provide updates to forward-looking statements, whether as a result of new information, future events or other occurrences.

IIT-BD-WEM-PFU-OCT15